UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 28, 2023

Jefferies Financial Group Inc.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1 per share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Jefferies Financial Group Inc. (“we”, “our” or the “Company”) held a special meeting of its shareholders on June 28, 2023 (the “Special Meeting”).

At the Special Meeting, our shareholders approved the amendment and restatement of the Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) to authorize a new class of non-voting common stock, $1.00 par value per share (the “Non-Voting Common Stock”), and make certain other changes to the Restated Certificate of Incorporation of the Company, as disclosed in the definitive proxy statement filed with the Securities and Exchange Commission on May 25, 2023. Voting results were as follows:

Number of Shares
For	178,924,890
Against	3,125,690
Abstain	379,386

In connection with the Special Meeting, we also solicited proxies with respect to the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were insufficient votes at the Special Meeting to approve the Amended and Restated Certificate of Incorporation (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Amended and Restated Certificate of Incorporation, the Adjournment Proposal was unnecessary and such proposal was not submitted to the shareholders for approval at the Special Meeting.

Item 8.01	Other Events

On June 28, 2023, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 28, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

Date: June 28, 2023	By:	/s/ Michael J. Sharp
		Name:	Michael J. Sharp
		Title:	Executive Vice President and General Counsel